SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2009 (July 30, 2009)

Pamrapo Bancorp, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	0-18014	22-2984813
(State or other Jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

611 Avenue C, Bayonne, New Jersey	07002
(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 339-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On July 30, 2009, Pamrapo Bancorp, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2009. The information contained in the press release, which is attached as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1.	Press Release of Pamrapo Bancorp, Inc., dated July 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAMRAPO BANCORP, INC.
Date: July 30, 2009
	By:	/s/ KENNETH D. WALTER
Kenneth D. Walter
Vice President, Treasurer and Chief Financial Officer, and Interim President and Chief Executive Officer